UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2015

Blue Buffalo Pet Products, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37510	46-0552933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 River Road

Wilton, CT 06897

(Address of Principal Executive Offices) (Zip Code)

(203) 762-9751

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2015, the Amended and Restated Certificate of Incorporation (the “Charter”) of Blue Buffalo Pet Products, Inc. (the “Company”) became effective and the Company’s bylaws were also amended and restated (the “Bylaws”), each as contemplated by the Company’s Registration Statement on Form S-1 (File No. 333-204847), as amended (the “Registration Statement”). The Charter and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Charter and the Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.2 and 3.4, respectively, to the Registration Statement.

Item 8.01 Other Events.

On July 27, 2015, the Company completed the initial public offering (the “Offering”) of common stock, par value $0.01 per share, of the Company. Existing stockholders of the Company sold 38,906,286 shares of common stock in the Offering at an initial public offering price of $20.00 per share, including 5,074,732 shares of common stock pursuant to the full exercise of the underwriters’ option to purchase additional shares. In addition, the Company issued up to 35,934 shares of common stock to approximately 1,700 non-management employees at no cost to them. The Company did not receive any proceeds from the sale of shares of its common stock in the Offering by the selling stockholders or from the issuance of shares to non-management employees.

J.P. Morgan Securities LLC and Citigroup Global Markets Inc. acted as joint book-running managers for the Offering and as representatives of the underwriters. Barclays Capital Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC also acted as joint book-running managers for the Offering. Wells Fargo Securities, LLC and LOYAL3 Securities, Inc. acted as co-managers for the Offering.

Up to 5% of the shares of common stock offered in the Offering was reserved for sale, through a platform administered by LOYAL3, to individual investors so that they could have a chance to buy shares of the Company at the same price and at the same time as institutional investors in the Offering. The shares issued by the Company to its non-management employees were also offered through the LOYAL3 platform.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Blue Buffalo Pet Products, Inc., effective as of July 21, 2015.

3.2	Amended and Restated Bylaws of Blue Buffalo Pet Products, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BUFFALO PET PRODUCTS, INC.

By:	/s/ Kurt T. Schmidt
Name:	Kurt T. Schmidt
Title:	Chief Executive Officer

Date: July 27, 2015

Index to Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Blue Buffalo Pet Products, Inc., effective as of July 21, 2015.

3.2	Amended and Restated Bylaws of Blue Buffalo Pet Products, Inc.